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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

               Indiana                   1-5627             13-5158950
    (State or other jurisdiction      (Commission        (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)

           4 West Red Oak Lane
          White Plains, New York                             10604
          (Address of principal                           (Zip Code)
            executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01   REGULATION FD DISCLOSURE

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for ITT Industries, Inc. for the quarter ended March 31, 2005 as presented in a press release dated April 29, 2005. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

A copy of this press release is attached and incorporated by reference herein as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

 99.1  Press release dated April 29, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.

                                             By:  /s/ Kathleen S. Stolar
                                                  ------------------------------
                                                  Kathleen S. Stolar

                                             Its: Vice President, Secretary
                                                  and Associate General Counsel

Date: April 29, 2005